Void after 5:00 p.m. New York Time, on October 22, 2002 Option to Purchase
                         96,100 Shares of Common Stock.

                         OPTION TO PURCHASE COMMON STOCK

                                       OF

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

     This is to certify that, FOR VALUE RECEIVED, RONALD L. ALTMAN, or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Option, from Software Publishing Corporation Holdings, Inc., a Delaware corporation ("Company"), NINETY-SIX THOUSAND ONE HUNDRED (96,100) fully paid, validly issued and nonassessable shares of Common Stock, $.001 par value, of the Company (the "Common Stock") at a price of $1.2756 per share (the "Exercise Price") at any time or from time to time during the period commencing on the earlier of (a) the second anniversary of the date hereof or (b) the occurrence of a Change in Control (as defined below) of the Company and ending on October 22, 2002, but not later than 5:00 p.m. New York City Time, on October 22, 2002 (subject to the provisions of Sections (a) and (j) below). The number of shares of Common Stock to be received upon the exercise of the Options and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The rights granted by this Option to purchase shares of Common Stock are hereinafter sometimes referred to as the "Options"; the shares of Common Stock deliverable upon exercise of the Options, and as adjusted from time to time, are hereinafter sometimes referred to as "Option Shares"; and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

     For purposes of this Agreement, a "Change in Control" of the Company, or in any person directly or indirectly controlling the Company, shall mean:

          (i) a change in control as such term is presently defined in Regulation 240.12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

          (ii) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) of the voting power of the Company's then outstanding securities; or

          (iii) if during any period of two (2) consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who is not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period.

     (a) EXERCISE OF OPTION. This Option may be exercised in whole or in part at any time or from time to time on or after the date hereof and through October 22, 2002, subject to the provisions of this Section (a) and Section (j)(2) hereof; provided, however, that (i) if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's shareholders, the Holder shall have the right to exercise this Option through October 22, 2002 into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Option might have been exercisable immediately prior thereto. This Option may be exercised by presentation and surrender hereof to the Company at its principal office, or, at the Company's option, at the office its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Option Shares specified in such Purchase Form. As soon as practicable after each such exercise of this Option, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Option Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Option should be exercised in part only, the Company shall, upon surrender of this Option for cancellation, execute and deliver a new Option evidencing the rights of the Holder thereof to purchase the balance of the Option Shares purchasable thereunder. Upon receipt by the Company of this Option at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

     (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Option such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Option.

     (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share of Common Stock, determined as follows:

               (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The NASDAQ Stock Market, Inc., the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Option or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

               (2) If the Common Stock is not so listed or admitted to the unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported on the OTC Electronic Bulletin Board, or if not reported on the OTC Electronic Bulletin Board, by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Option; or

               (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Option, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF OPTION. This Option is exchangeable and transferable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company, or at the Company's option, at the office of its stock transfer agent, if any, for other Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Option to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and this Option shall promptly be canceled. This Option may be divided or combined with other options which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new options are to be issued and signed by the Holder hereof. The term "Option" as used herein includes any options into which this Option may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option, if mutilated, the Company will execute and deliver a new Option of like tenor and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Option and are not enforceable against the Company except to the extent set forth herein.

          (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Options shall be subject to adjustment from time to time upon the happening of certain events as follows:

               (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder of this Option exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Option had been exercised by such Holder immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock distribution and the Exercise Price immediately prior to such event was $1.2756 per share, the adjusted Exercise Price immediately after such event would be $.6378 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

               (2) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (1) above), then, in each such case, the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (4) below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or options, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

               (3) Whenever the Exercise Price payable upon exercise of this Option is adjusted pursuant to Subsections (1) or (2) above, the number of Option Shares purchasable upon exercise of this Option shall simultaneously be adjusted by multiplying the number of Option Shares initially issuable upon exercise of this Option by the Exercise Price in effect on the date hereof and dividing the product so obtained by the adjusted Exercise Price.

               (4) For the purpose of any computation under Subsection (2) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 30 consecutive business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed or The NASDAQ Stock Market, Inc., or if not listed or admitted to trading on such exchange or The NASDAQ Stock Market, Inc., the average of the highest reported bid and lowest reported asked prices as reported by another similar organization such as the OTC Electronic Bulletin Board if NASDAQ is no longer reporting such information, or, if not so available, the fair market price as determined by the Board of Directors.

               (5) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Options).

               (6) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Option to be mailed to the Holders, at their last addresses appearing in the Option Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

               (7) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Option thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (5), inclusive, above.

               (8) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Option, Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Options initially issuable pursuant to this Option.

     (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section (f), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with the stock transfer agent responsible for this Option, if any, an Officer's Certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such Officer's Certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Option executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

     (h) NOTICES TO OPTION HOLDERS. So long as this Option shall be outstanding, if (i) the Company shall pay any dividend or make any distribution upon the Common Stock, (ii) the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, or
(iii) any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in
(x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Option) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entity, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Option at any time prior to the expiration of this Option, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Option. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that, in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

Dated:  As of October 23, 1997

                              SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.


                              By:/s/Barry A. Cinnamon
                                 ----------------------------
                                 Barry A. Cinnamon, President


[SEAL]


ATTEST:


/s/Neil M. Kaufman
--------------------------
Neil M. Kaufman, Secretary

                                  PURCHASE FORM

                                   Dated                    , 19

     The undersigned hereby irrevocably elects to exercise the within Option to the extent of purchasing ________ shares of Common Stock and hereby makes payment of _______ in payment of the actual Exercise Price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name__________________________________
               (Please typewrite or print in block letters)

Address_______________________________


Social Security or Employer Identification No.______________


Signature_____________________________



                                 ASSIGNMENT FORM


     FOR  VALUE   RECEIVED,____________________________________   hereby  sells,
assigns and transfer unto


Name:_________________________________
     (Please typewrite or print in block letters)

Address_______________________________


Social Security or Employer Identification No.______________


the right to purchase Common Stock represented by this Option to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Signature:____________________________

Date:_________________________________